Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 08, 2012
Document And Entity Information [Abstract]
Document Type	8-K
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Amendment Flag	false
Entity Registrant Name	AXA EQUITABLE LIFE INSURANCE CO
Entity Central Index Key	0000727920
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well Known Seasoned Issuer	No
Entity Common Stock Shares Outstanding		2,000,000
Entity Public Float	$ 0

CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Fixed maturities available for sale, at fair value	$ 31,992	$ 29,057
Mortgage loans on real estate	4,281	3,571
Equity real estate, held for the production of income	99	140
Policy loans	3,542	3,581
Other equity investments	1,707	1,618
Trading securities	982	506
Other invested assets	2,340	1,413
Total investments	44,943	39,886
Cash and cash equivalents	3,227	2,155
Cash and securities segregated, at fair value	1,280	1,110
Broker-dealer related receivables	1,327	1,389
Deferred policy acquisition costs	3,545	6,503
Goodwill and other intangible assets, net	3,697	3,702
Amounts due from reinsurers	3,542	3,252
Loans to affiliates	1,041	1,045
Guaranteed minimum income benefit reinsurance asset, at fair value	10,547	4,606
Other assets	5,340	5,614
Separate Accounts assets	86,419	92,014
Total Assets	164,908	161,276
LIABILITIES
Policyholders account balances	26,033	24,654
Future policy benefits and other policyholders liabilities	21,595	18,965
Broker-dealer related payables	466	369
Amounts due to reinsurers	74	75
Customers related payables	1,889	1,770
Short-term and long-term debt	645	425
Loans from affiliates	1,325	1,325
Income taxes payable	5,104	3,657
Other liabilities	3,815	3,075
Separate Accounts liabilities	86,419	92,014
Total liabilities	147,365	146,329
Commitments and contingent liabilities (Note 2, 7, 10, 11, 12, 13, 17, 18)	0	0
AXA Equitable, Inc. equity:
Common stock, $1.25 par value; 2 million shares authorized, issued and outstanding	2	2
Capital in excess of par value	5,743	5,593
Retained earnings	9,392	6,844
Accumulated other comprehensive income (loss)	(297)	(610)
Total AXA Equitable, Inc. equity	14,840	11,829
Noncontrolling interest	2,703	3,118
Total equity	17,543	14,947
Total Liabilities and Equity	$ 164,908	$ 161,276

CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Common Stock par value	$ 1.25	$ 1.25
Common Stock authorized	2,000,000	2,000,000
Common Stock issued	2,000,000	2,000,000
Common Stock outstanding	2,000,000	2,000,000

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES
Universal life and investment-type product policy fee income	$ 3,312	$ 3,067	$ 2,918
Premiums	533	530	431
Net investment income (loss):
Investment income (loss) from derivative instruments	2,374	(284)	(3,079)
Other Investment Income (Loss)	2,128	2,260	2,099
Total net investment income (loss)	4,502	1,976	(980)
Investment gains (losses), net:
Total other-than-temporary impairment losses	(36)	(300)	(169)
Portion of loss recognized in other comprehensive income (loss)	4	18	6
Net impairment losses recognized	(32)	(282)	(163)
Other investment gains (losses), net	(15)	98	217
Total investment gains (losses), net	(47)	(184)	54
Commissions, fees and other income	3,631	3,702	3,385
Increase (decrease) in the fair value of the reinsurance contract asset	5,941	2,350	(2,566)
Total revenues	17,872	11,441	3,242
BENEFITS AND OTHER DEDUCTIONS
Policyholders benefits	4,360	3,082	1,298
Interest credited to policyholders account balances	999	950	1,004
Compensation and benefits	2,206	1,953	1,859
Commissions	1,195	1,044	1,033
Distribution related payments	303	287	234
Amortization of deferred sales commissions	38	47	55
Interest expense	106	106	107
Amortization of deferred policy acquisition costs	3,620	(326)	41
Capitalization of deferred policy acquisition costs	(759)	(655)	(687)
Rent expense	250	244	258
Amortization Of Other Intangible Assets	24	23	24
Other operating costs and expenses	1,406	1,438	1,309
Total benefits and other deductions	13,748	8,193	6,535
Earnings (loss) from continuing operations, before income taxes	4,124	3,248	(3,293)
Income tax (expense) benefit	(1,298)	(789)	1,347
Earnings (loss) from continuing operations, net of income taxes	2,826	2,459	(1,946)
Earnings (loss) from discontinued operations, net of income taxes	0	0	3
Net earnings (loss)	2,826	2,459	(1,943)
Less: net (earnings) loss attributable to the noncontrolling interest	101	(235)	(359)
Net Earnings (Loss) Attributable to AXA Equitable	2,927	2,224	(2,302)
Amounts attributable to AXA Equitable:
Earnings (loss) from continuing operations, net of income taxes	2,927	2,224	(2,305)
Earnings (loss) from discontinued operations, net of income taxes	0	0	3
Net Earnings (Loss)	$ 2,927	$ 2,224	$ (2,302)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)	$ 2,826	$ 2,459	$ (1,943)
Other comprehensive income (loss) net of income taxes:
Cumulative impact of implementing new accounting guidance, net of taxes			(29)
Change in unrealized gains (losses), net of reclassification adjustment	366	459	1,360
Defined benefit plans:
Net gain (loss) arising during year	(169)	(121)	(65)
Less: reclassification adjustment for:
Amortization of net (gains) losses included in net periodic cost	94	82	65
Amortization of net prior service credit included in net periodic cost	1	(1)	(3)
Other comprehensive income (loss) - defined benefit plans	(74)	(40)	(3)
Total other comprehensive income (loss), net of income taxes	292	419	1,328
Comprehensive income (loss)	3,118	2,878	(615)
Less: Comprehensive (income) loss attributable to noncontrolling interest	122	(228)	(425)
Comprehensive Income (Loss) Attributable to AXA Equitable	$ 3,240	$ 2,650	$ (1,040)

CONSOLIDATED STATEMENTS OF EQUITY (USD $) In Millions	Total	Total AXA Equitable Inc. equity	Common stock	Capital in excess of par value	Retained earnings	Accumulated Other Comprehensive Income (Loss)	Noncontrolling interest
Beginning of year (Beginning of Year Balance as Previously Reported) (Accounting Standards Update 2010-26 [Member])					$ 8,413	$ (2,236)
Beginning of year (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])					(1,253)	(29)
Beginning of year at Dec. 31, 2008			2	5,184	7,160		2,897
Purchase/issuance/sale of AllianceBernstein Units to noncontrolling interest				(54)
Net earnings (loss)	(1,943)				(2,302)		359
Impact of implementing new accounting guidance, net of taxes	(29)					(2,265)
Impact of implementing new accounting guidance, net of taxes (FSP FAS 115-2 and FAS 124-2 [Member])					62	(62)
Other Comprehensive Income (Loss), Net Of Tax	1,328						66
Purchase of AllianceBernstein Units by noncontrolling interest							0
Purchase of AllianceBernstein Put							135
Purchase of noncontrolling interest in consolidated entity							0
Repurchase of AllianceBernstein Holding units							0
Dividends and distributions					0		(320)
Other				453			132
End of period at Dec. 31, 2009	12,738	9,469	2	5,583	4,920	(1,036)	3,269
Purchase/issuance/sale of AllianceBernstein Units to noncontrolling interest				0
Net earnings (loss)	2,459				2,224		235
Other Comprehensive Income (Loss), Net Of Tax	419						(7)
Purchase of AllianceBernstein Units by noncontrolling interest							5
Purchase of AllianceBernstein Put							0
Purchase of noncontrolling interest in consolidated entity							(5)
Repurchase of AllianceBernstein Holding units							(148)
Dividends and distributions					300		(357)
Other				10			126
End of period at Dec. 31, 2010	14,947	11,829	2	5,593	6,844	(610)	3,118
Purchase/issuance/sale of AllianceBernstein Units to noncontrolling interest				0
Net earnings (loss)	2,826				2,927		(101)
Other Comprehensive Income (Loss), Net Of Tax	292						(21)
Purchase of AllianceBernstein Units by noncontrolling interest							1
Purchase of AllianceBernstein Put							0
Purchase of noncontrolling interest in consolidated entity							(31)
Repurchase of AllianceBernstein Holding units							(140)
Dividends and distributions					379		(312)
Other				150			189
End of period at Dec. 31, 2011	$ 17,543	$ 14,840	$ 2	$ 5,743	$ 9,392	$ (297)	$ 2,703

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF CASH FLOWS
Net earnings (loss)	$ 2,826	$ 2,459	$ (1,943)
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders account balances	999	950	1,004
Universal life and investment-type product policy fee income	(3,312)	(3,067)	(2,918)
Net change in broker-dealer and customer related receivables/payables	266	125	(1,353)
(Income) loss related to derivative instruments	(2,374)	284	3,079
Change in reinsurance recoverable with affiliate	(242)	(233)	1,486
Investment (gains) losses, net	47	184	(54)
Change in segregated cash and securities, net	(170)	(124)	1,587
Change in deferred policy acquisition costs	2,861	(981)	(646)
Change in future policy benefits	2,110	1,136	(755)
Change in income taxes payable	1,226	803	(1,298)
Real estate asset writeoff charge	5	26	3
Change in the fair value of the reinsurance contract asset	(5,941)	(2,350)	2,566
Amortization of deferred compensation	418	178	88
Amortization of deferred sales commissions	38	47	55
Amortization of reinsurance cost	211	274	318
Other depreciation and amortization	146	161	156
Amortization of other intangibles	24	23	24
Other, net	(76)	111	18
Net cash provided by (used in) operating activities	(938)	6	1,417
Cash flows from investing activities:
Maturities and repayments of fixed maturities and mortgage loans on real estate	3,435	2,753	2,058
Sales of investments	1,141	3,398	6,737
Purchases of investments	(7,970)	(7,068)	(8,995)
Cash settlements related to derivative instruments	1,429	(651)	(2,564)
Change in short-term investments	16	(53)	140
Decrease in loans to affiliates	0	3	1
Increase in loans to affiliates	0	0	(250)
Investment in capitalized software, leasehold improvements and EDP equipment	(104)	(62)	(120)
Other, net	25	(25)	9
Net cash provided by (used in) investing activities	(2,028)	(1,705)	(2,984)
Cash flows from financing activities:
Policyholders account balances deposits	4,461	3,187	3,395
Policyholders account balances withdrawals and transfers to Separate Accounts	(821)	(483)	(2,161)
Change in short-term financings	220	(24)	(36)
Change in collateralized pledged liabilities	989	(270)	126
Change in collateralized pledged assets	99	533	(632)
Capital contribution	0	0	439
Shareholder dividends paid	(379)	(300)	0
Repurchase of AllianceBernstein Holdings units	(221)	(235)	0
Distribution to non-controlling interests in consolidated subsidiaries	(312)	(357)	(320)
Other, net	2	11	145
Net cash provided by (used in) financing activities	4,038	2,062	956
Change in cash and cash equivalents	1,072	363	(611)
Cash and cash equivalents, beginning of year	2,155	1,792	2,403
Cash and Cash Equivalents, End of Period	3,227	2,155	1,792
Supplementa Cash Flow Information [Abstract]
Interest Paid	16	19	17
Income Taxes Paid (Refunded)	$ 36	$ (27)	$ 44

ORGANIZATION	12 Months Ended
Dec. 31, 2011
Organization [Abstract]
ORGANIZATION
AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)        ORGANIZATION

AXA Equitable Life Insurance Company (“AXA Equitable,” and collectively with its consolidated subsidiaries the “Company”) is an indirect, wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial,” and collectively with its consolidated subsidiaries, “AXA Financial Group”). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

Insurance

The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

The Company's insurance business is conducted principally by AXA Equitable.

Investment Management

The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries “AllianceBernstein”). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax (“UBT”). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

On January 6, 2009, AXA America Holdings Inc. (“AXA America”), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. (“SCB Partners”) at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement (“AB Put”) related to AllianceBernstein's 2000 acquisition of SCB Inc. (the “Bernstein Acquisition”). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein (“AllianceBernstein Units”) to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

2)       SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the “Insurance Group”); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board (“FASB”) guidance Consolidation of Variable Interest Entities – Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management (“AUM”) to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2011,” “2010” and “2009” refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

Retrospective Adoption of Accounting Pronouncements

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

	As Previously Reported		Adjustment		As Adjusted
	December 31,		December 31,		December 31,
	2011	2010	2011	2010	2011	2010

	(In Millions)
Assets:
Deferred policy acquisition costs	$4,653	$8,383	$(1,108)	$(1,880)	$3,545	$6,503
Liabilities:
Income taxes payable	5,491	4,315	(387)	(658)	5,104	3,657
Equity:
Retained earnings	10,120	8,085	(728)	(1,241)	9,392	6,844
Accumulated other comprehensive
income (loss)	(304)	(629)	7	19	(297)	(610)
Total AXA Equitable's equity	15,561	13,051	(721)	(1,222)	14,840	11,829
Total equity	18,264	16,169	(721)	(1,222)	17,543	14,947

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

	As Previously
	Reported	Adjustment	As Adjusted

Year Ended December 31, 2011	(In Millions)
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$4,680	$(1,060)	$3,620
Capitalization of deferred policy acquisition costs	(1,030)	271	(759)
Earnings (loss) from continuing operations, before
income taxes	3,335	789	4,124
Income tax (expense) benefit	(1,022)	(276)	(1,298)
Net earnings (loss)	2,313	513	2,826
Net Earnings (Loss) Attributable to AXA Equitable	2,414	513	2,927

Year Ended December 31, 2010
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$168	$(494)	$(326)
Capitalization of deferred policy acquisition costs	(916)	261	(655)
Earnings (loss) from continuing operations, before
income taxes	3,015	233	3,248
Income tax (expense) benefit	(707)	(82)	(789)
Net earnings (loss)	2,308	151	2,459
Net Earnings (Loss) Attributable to AXA Equitable	2,073	151	2,224

Year Ended December 31, 2009
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$115	$(74)	$41
Capitalization of deferred policy acquisition costs	(975)	288	(687)
Earnings (loss) from continuing operations, before
income taxes	(3,079)	(214)	(3,293)
Income tax (expense) benefit	1,272	75	1,347
Net earnings (loss)	(1,804)	(139)	(1,943)
Net Earnings (Loss) Attributable to AXA Equitable	(2,163)	(139)	(2,302)

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

	As Previously
	Reported	Adjustment	As Adjusted

	(In Millions)
Year Ended December 31, 2011
Cash flows from operating activities:
Net earnings	$2,313	$513	$2,826
Change in deferred policy acquisition costs	3,650	(789)	2,861
Change in income taxes payable	950	276	1,226

Year Ended December 31, 2010
Cash flows from operating activities:
Net earnings	$2,308	$151	$2,459
Change in deferred policy acquisition costs	(747)	(234)	(981)
Change in income taxes payable	720	83	803

Year Ended December 31, 2009
Cash flows from operating activities:
Net earnings	$(1,804)	$(139)	$(1,943)
Change in deferred policy acquisition costs	(860)	214	(646)
Change in income taxes payable	(1,223)	(75)	(1,298)

Adoption of New Accounting Pronouncements

In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) (“OCI”) and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring (“TDR”). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

  Consider the receivable impaired when calculating the allowance for credit losses; and

  Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses.  These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans.  Several new terms critical to the application of these disclosures, such as “portfolio segments” and “classes”, were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information.  Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption.  Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met.  This guidance was effective for the first quarter of 2011.  Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers.  As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively “CDOs”), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments (“OTTI”) of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale (“AFS”) debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) (“AOCI”) to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs (“DAC”) and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards (“IFRS”). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

In September 2011, the FASB issued new guidance on testing goodwill for impairment.  The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

Closed Block

As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the “NYSDFS”), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts (“REIT”), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans are stated at unpaid principal balances.

Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

Corporate owned life insurance (“COLI”) has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

Valuation Allowances for Mortgage Loans:

For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

  Loan-to-value ratio – Derived from current loan balance divided by the fair market value of the property.  An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%.   In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

  Debt service coverage ratio – Derived from actual net operating income divided by annual debt service.  If the ratio is below 1.0x, then the income from the property does not support the debt.

  Occupancy – Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

  Lease expirations – The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio.  In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

  Maturity – Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

  Borrower/tenant related issues – Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

  Payment status – current vs. delinquent – A history of delinquent payments may be a cause for concern.

  Property condition – Significant deferred maintenance observed during Lender's annual site inspections.

  Other – Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

Troubled Debt Restructuring

When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

Derivatives

The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and guaranteed withdrawal benefit for life (“GWBL”) features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

Margins or “spreads” on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East (“EAFE”) and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

Certain of the Company's standardized contracts for over-the-counter derivative transactions (“ISDA Master Agreements”) contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Net investment income (loss) and realized investment gains (losses), net (together “investment results”) related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life (“UL”) policies, investment-type products and participating traditional life policies.

Fair Value of Other Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1       Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2       Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3       Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and for which fair values are based on quoted yields in secondary markets.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities (“CMBS”), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities.  In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies (“SCNILC”), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

Recognition of Insurance Income and Related Expenses

Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator® products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator® products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator® products due to the continued volatility of margins and the continued emergence of periods of negative margins.

For UL products and investment-type products, other than Accumulator® products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

       A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in “Policyholders' dividends,” for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

Contractholder Bonus Interest Credits

Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

Policyholders' Account Balances and Future Policy Benefits

Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income (“DI”) reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Policyholders' Dividends

The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

Recognition of Investment Management Revenues and Related Expenses

Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points (“BPs”), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC (“SCB LLC”) for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited (“SCBL”), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge (“back-end load shares”) are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions (“CDSC”) received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

Other Accounting Policies

Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

INVESTMENTS	12 Months Ended
Dec. 31, 2011
Investments Disclosure [Abstract]
INVESTMENTS

3)        INVESTMENTS

Fixed Maturities and Equity Securities

The following table provides information relating to fixed maturities and equity securities classified as AFS:

Available-for-Sale Securities by Classification

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTI
	Cost	Gains	Losses	Value	in AOCI(3)

	(In Millions)

December 31, 2011:
Fixed Maturities:
Corporate	$21,444	$1,840	$147	$23,137	$-
U.S. Treasury, government
and agency	3,598	350	-	3,948	-
States and political subdivisions	478	64	2	540	-
Foreign governments	461	65	1	525	-
Commercial mortgage-backed	1,306	7	411	902	22
Residential mortgage-backed(1)	1,556	90	-	1,646	-
Asset-backed(2)	260	15	11	264	6
Redeemable preferred stock	1,106	38	114	1,030	-
Total Fixed Maturities	30,209	2,469	686	31,992	28

Equity securities	18	1	-	19	-

Total at December 31, 2011	$30,227	$2,470	$686	$32,011	$28

December 31, 2010:
Fixed Maturities:
Corporate	$20,494	$1,348	$110	$21,732	$-
U.S. Treasury, government
and agency	1,986	18	88	1,916	-
States and political subdivisions	516	11	16	511	-
Foreign governments	502	59	1	560	-
Commercial mortgage-backed	1,473	5	375	1,103	19
Residential mortgage-backed(1)	1,601	67	-	1,668	-
Asset-backed(2)	245	13	12	246	7
Redeemable preferred stock	1,364	23	66	1,321	-
Total Fixed Maturities	28,181	1,544	668	29,057	26

Equity securities	26	-	3	23	-

Total at December 31, 2010	$28,207	$1,544	$671	$29,080	$26

  Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
  Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Available-for-Sale Fixed Maturities
Contractual Maturities at December 31, 2011

	Amortized Cost	Fair Value

	(In Millions)

Due in one year or less	$2,058	$2,090
Due in years two through five	8,257	8,722
Due in years six through ten	9,881	10,723
Due after ten years	5,785	6,615
Subtotal	25,981	28,150
Commercial mortgage-backed securities	1,306	902
Residential mortgage-backed securities	1,556	1,646
Asset-backed securities	260	264
Total	$29,103	$30,962

The Company recognized OTTI on AFS fixed maturities as follows

	December 31,
	2011	2010	2009

	(In Millions)

Credit losses recognized in earnings (loss)(1)	$(32)	$(282)	$(168)
Non-credit losses recognized in OCI	(4)	(18)	(6)
Total OTTI	$(36)	$(300)	$(174)

  During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

Fixed Maturities - Credit Loss Impairments

	2011	2010

	(In Millions)

Balances at January 1,	$(329)	$(146)
Previously recognized impairments on securities that matured, paid, prepaid or sold	29	99
Recognized impairments on securities impaired to fair value this period(1)	-	(6)
Impairments recognized this period on securities not previously impaired	(27)	(268)
Additional impairments this period on securities previously impaired	(5)	(8)
Increases due to passage of time on previously recorded credit losses	-	-
Accretion of previously recognized impairments due to increases in expected cash flows	-	-
Balances at December 31,	$(332)	$(329)

  Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

	December 31,
	2011	2010

	(In Millions)

AFS Securities:
Fixed maturities:
With OTTI loss	$(47)	$(16)
All other	1,830	892
Equity securities	1	(3)
Net Unrealized Gains (Losses)	$1,784	$873

Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses

					AOCI Gain
	Net				(Loss) Related
	Unrealized			Deferred	to Net
	Gains			Income	Unrealized
	(Losses) on		Policyholders	Tax Asset	Investment
	Investments	DAC	Liabilities	(Liability)	Gains (Losses)

	(In Millions)

Balance, January 1, 2011	$(16)	$3	$2	$4	$(7)
Net investment gains (losses) arising
during the period	(32)	-	-	-	(32)
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	5	-	-	-	5
Excluded from Net earnings (loss)(1)	(4)	-	-	-	(4)
Impact of net unrealized investment
gains (losses) on:
DAC	-	2	-	-	2
Deferred income taxes	-	-	-	8	8
Policyholders liabilities	-	-	4	-	4
Balance, December 31, 2011	$(47)	$5	$6	$12	$(24)

Balance, January 1, 2010	$(11)	$5	$-	$2	$(4)
Net investment gains (losses) arising
during the period	3	-	-	-	3
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	9	-	-	-	9
Excluded from Net earnings (loss)(1)	(17)	-	-	-	(17)
Impact of net unrealized investment
gains (losses) on:
DAC	-	(2)	-	-	(2)
Deferred income taxes	-	-	-	2	2
Policyholders liabilities	-	-	2	-	2
Balance, December 31, 2010	$(16)	$3	$2	$4	$(7)

(1)       Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains (Losses) in AOCI

					AOCI Gain
	Net				(Loss) Related
	Unrealized			Deferred	to Net
	Gains			Income	Unrealized
	(Losses) on		Policyholders	Tax Asset	Investment
	Investments	DAC	Liabilities	(Liability)	Gains (Losses)

	(In Millions)

Balance, January 1, 2011	$889	$(108)	$(121)	$(232)	$428
Net investment gains (losses) arising
during the period	915	-	-	-	915
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	23	-	-	-	23
Excluded from Net earnings (loss)(1)	4	-	-	-	4
Impact of net unrealized investment
gains (losses) on:
DAC	-	(99)	-	-	(99)
Deferred income taxes	-	-	-	(201)	(201)
Policyholders liabilities	-	-	(264)	-	(264)
Balance, December 31, 2011	$1,831	$(207)	$(385)	$(433)	$806

Balance as of January 1, 2010,
as previously reported	$(6)	$(21)	$-	$32	$5
Impact of implementing new
accounting guidance	-	(6)	-	2	(4)
Balance as of January 1, 2010, as adjusted	(6)	(27)	-	34	1
Net investment gains (losses) arising
during the period	680	-	-	-	680
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	198	-	-	-	198
Excluded from Net earnings (loss)(1)	17	-	-	-	17
Impact of net unrealized investment
gains (losses) on:
DAC	-	(81)	-	-	(81)
Deferred income taxes	-	-	-	(266)	(266)
Policyholders liabilities	-	-	(121)	-	(121)
Balance, December 31, 2010	$889	$(108)	$(121)	$(232)	$428

  Represents “transfers out” related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

	Less Than 12 Months		12 Months or Longer		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

	(In Millions)
December 31, 2011:
Fixed Maturities:
Corporate	$1,910	$(96)	$389	$(51)	$2,299	$(147)
U.S. Treasury, government
and agency	149	-	-	-	149	-
States and political subdivisions	-	-	18	(2)	18	(2)
Foreign governments	30	(1)	5	-	35	(1)
Commercial mortgage-backed	79	(27)	781	(384)	860	(411)
Residential mortgage-backed	-	-	1	-	1	-
Asset-backed	49	-	44	(11)	93	(11)
Redeemable preferred stock	341	(28)	325	(86)	666	(114)

Total	$2,558	$(152)	$1,563	$(534)	$4,121	$(686)

December 31, 2010:
Fixed Maturities:
Corporate	$1,999	$(68)	$394	$(42)	$2,393	$(110)
U.S. Treasury, government
and agency	820	(42)	171	(46)	991	(88)
States and political subdivisions	225	(9)	33	(7)	258	(16)
Foreign governments	77	(1)	10	-	87	(1)
Commercial mortgage-backed	46	(3)	936	(372)	982	(375)
Residential mortgage-backed	157	-	2	-	159	-
Asset-backed	23	-	65	(12)	88	(12)
Redeemable preferred stock	345	(7)	689	(59)	1,034	(66)

Total	$3,692	$(130)	$2,300	$(538)	$5,992	$(668)

The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners (“NAIC”) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities (“RMBS”) backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization (“FICO”) scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

Mortgage Loans

The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

Troubled Debt Restructurings

In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

Troubled Debt Restructuring - Modifications
December 31, 2011

	Number	Outstanding Recorded Investment
	of Loans	Pre-Modification	Post - Modification

		(In Millions)
Troubled debt restructurings:
Agricultural mortgage loans	-	$-	$-
Commercial mortgage loans	2	145	141
Total	2	$145	$141

There were no default payments on the above loans during 2011.

Valuation Allowances for Mortgage Loans:

Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

	Commercial Mortgage Loans
	2011	2010	2009

Allowance for credit losses:	(In Millions)

Beginning Balance, January 1,	$18	$-	$-
Charge-offs	-	-	-
Recoveries	(8)	-	-
Provision	22	18	-
Ending Balance, December 31,	$32	$18	$-

Ending Balance, December 31,:
Individually Evaluated for Impairment	$32	$18	$-

Collectively Evaluated for Impairment	$-	$-	$-

Loans Acquired with Deteriorated Credit Quality	$-	$-	$-

There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
December 31, 2011

	Debt Service Coverage Ratio
						Less	Total
	Greater	1.8x to	1.5x to	1.2x to	1.0x to	than	Mortgage
Loan-to-Value Ratio:(2)	than 2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Loan

	(In Millions)
Commercial Mortgage Loans(1)
0% - 50%	$182	$-	$33	$30	$31	$-	$276
50% - 70%	201	252	447	271	45	-	1,216
70% - 90%	-	41	280	318	213	-	852
90% plus	-	-	84	135	296	117	632
Total Commercial
Mortgage Loans	$383	$293	$844	$754	$585	$117	$2,976

Agricultural Mortgage Loans(1)
0% - 50%	$150	$89	$175	$247	$190	$8	$859
50% - 70%	68	15	101	158	82	45	469
70% - 90%	-	-	-	1	-	8	9
90% plus	-	-	-	-	-	-	-
Total Agricultural
Mortgage Loans	$218	$104	$276	$406	$272	$61	$1,337

Total Mortgage Loans(1)
0% - 50%	$332	$89	$208	$277	$221	$8	$1,135
50% - 70%	269	267	548	429	127	45	1,685
70% - 90%	-	41	280	319	213	8	861
90% plus	-	-	84	135	296	117	632

Total Mortgage Loans	$601	$397	$1,120	$1,160	$857	$178	$4,313

  The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
December 31, 2010

	Debt Service Coverage Ratio
						Less	Total
	Greater	1.8x to	1.5x to	1.2x to	1.0x to	than	Mortgage
Loan-to-Value Ratio:(2)	than 2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Loan

	(In Millions)
Commercial Mortgage Loans(1)
0% - 50%	$59	$-	$-	$52	$-	$-	$111
50% - 70%	32	109	111	72	55	-	379
70% - 90%	194	35	406	402	124	50	1,211
90% plus	-	-	87	24	402	61	574
Total Commercial
Mortgage Loans	$285	$144	$604	$550	$581	$111	$2,275

Agricultural Mortgage Loans(1)
0% - 50%	$155	$80	$162	$243	$186	$5	$831
50% - 70%	52	13	134	150	107	24	480
70% - 90%	-	-	-	-	-	-	-
90% plus	-	-	-	-	3	-	3
Total Agricultural
Mortgage Loans	$207	$93	$296	$393	$296	$29	$1,314

Total Mortgage Loans(1)
0% - 50%	$214	$80	$162	$295	$186	$5	$942
50% - 70%	84	122	245	222	162	24	859
70% - 90%	194	35	406	402	124	50	1,211
90% plus	-	-	87	24	405	61	577

Total Mortgage Loans	$492	$237	$900	$943	$877	$140	$3,589

  The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

Age Analysis of Past Due Mortgage Loans

							Recorded
							Investment
			90			Total	> 90 Days
	30-59	60-89	Days			Financing	and
	Days	Days	Or >	Total	Current	Receivables	Accruing

	(In Millions)
December 31, 2011
Commercial	$61	$-	$-	$61	$2,915	$2,976	$-
Agricultural	5	1	7	13	1,324	1,337	3
Total Mortgage Loans	$66	$1	$7	$74	$4,239	$4,313	$3

December 31, 2010
Commercial	$-	$-	$-	$-	$2,275	$2,275	$-
Agricultural	-	-	5	5	1,309	1,314	3
Total Mortgage Loans	$-	$-	$5	$5	$3,584	$3,589	$3

The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

		Impaired Mortgage Loans

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment(1)	Recognized

	(In Millions)

December 31, 2011:
With no related allowance recorded:
Commercial mortgage loans - other	$-	$-	$-	$-	$-
Agricultural mortgage loans	5	5	-	5	-
Total	$5	$5	$-	$5	$-

With related allowance recorded:
Commercial mortgage loans - other	$202	$202	$(32)	$152	$8
Agricultural mortgage loans	-	-	-	-	-
Total	$202	$202	$(32)	$152	$8

December 31, 2010:
With no related allowance recorded:
Commercial mortgage loans - other	$-	$-	$-	$-	$-
Agricultural mortgage loans	3	3	-	-	-
Total	$3	$3	$-	$-	$-

With related allowance recorded:
Commercial mortgage loans - other	$122	$122	$(18)	$24	$2
Agricultural mortgage loans	-	-	-	-	-
Total	$122	$122	$(18)	$24	$2

  Represents a five-quarter average of recorded amortized cost.

Equity Real Estate

The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

Equity Method Investments

Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

	December 31,
	2011	2010

	(In Millions)

BALANCE SHEETS
Investments in real estate, at depreciated cost	$584	$557
Investments in securities, generally at fair value	51	40
Cash and cash equivalents	10	4
Other assets	13	62
Total Assets	$658	$663

Borrowed funds - third party	$372	$299
Other liabilities	6	7
Total liabilities	378	306

Partners’ capital	280	357
Total Liabilities and Partners’ Capital	$658	$663

The Company’s Carrying Value in These Entities Included Above	$169	$196

	2011	2010	2009

	(In Millions)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures	$111	$110	$30
Net revenues of other limited partnership interests	6	3	(5)
Interest expense - third party	(21)	(22)	(7)
Other expenses	(61)	(59)	(17)
Net Earnings (Loss)	$35	$32	$1

The Company's Equity in Net Earnings (Loss) of These
Entities Included Above	$20	$18	$2

Derivatives

The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

Derivative Instruments by Category
At or For the Year Ended December 31, 2011

		Fair Value
				Gains (Losses)
	Notional	Asset	Liability	Reported In
	Amount	Derivatives	Derivatives	Earnings (Loss)

	(In Millions)
Freestanding derivatives:
Equity contracts:(1)
Futures	$6,443	$-	$2	$(34)
Swaps	784	10	21	33
Options	1,211	92	85	(20)

Interest rate contracts:(1)
Floors	3,000	327	-	139
Swaps	9,826	503	317	590
Futures	11,983	-	-	849
Swaptions	7,354	1,029	-	817

Other freestanding contracts:(1)
Foreign currency Contracts	38	-	-	-
Net investment income (loss)				2,374

Embedded derivatives:
GMIB reinsurance contracts(2)	-	10,547	-	5,941

GWBL and other features(3)	-	-	227	(189)

Balances, December 31, 2011	$40,639	$12,508	$652	$8,126

  Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  Reported in Other assets in the consolidated balance sheets.
  Reported in Future policy benefits and other policyholder liabilities.

Derivative Instruments by Category
At or For the Year Ended December 31, 2010

		Fair Value
				Gains (Losses)
	Notional	Asset	Liability	Reported In
	Amount	Derivatives	Derivatives	Earnings (Loss)

	(In Millions)
Freestanding derivatives:
Equity contracts:(1)
Futures	$3,772	$-	$-	$(815)
Swaps	734	-	27	(79)
Options	1,070	5	1	(49)

Interest rate contracts:(1)
Floors	9,000	326	-	157
Swaps	5,352	201	134	250
Futures	5,151	-	-	289
Swaptions	4,479	171	-	(38)

Other freestanding contracts:(1)
Foreign currency contracts	133	-	1	1
Net investment income (loss)				(284)

Embedded derivatives:
GMIB reinsurance contracts (2)	-	4,606	-	2,350

GWBL and other features (3)	-	-	38	17

Balances, December 31, 2010	$29,691	$5,309	$201	$2,083

  Reported in Other invested assets in the consolidated balance sheets.
  Reported in Other assets in the consolidated balance sheets.
  Reported in Future policy benefits and other policyholder liabilities.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS [Text Block]

4)       GOODWILL AND OTHER INTANGIBLE ASSETS

The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

CLOSED BLOCKS	12 Months Ended
Dec. 31, 2011
Closed Blocks [Abstract]
CLOSED BLOCKS

5)       CLOSED BLOCK

Summarized financial information for the AXA Equitable Closed Block is as follows:

	December 31,
	2011	2010

	(In Millions)

CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders’ account balances and other	$8,121	$8,272
Policyholder dividend obligation	260	119
Other liabilities	86	142
Total Closed Block liabilities	8,467	8,533

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of
$5,342 and $5,416)	5,686	5,605
Mortgage loans on real estate	1,205	981
Policy loans	1,061	1,119
Cash and other invested assets	30	281
Other assets	207	245
Total assets designated to the Closed Block	8,189	8,231

Excess of Closed Block liabilities over assets designated to the Closed Block	278	302

Amounts included in accumulated other comprehensive income (loss):
Net unrealized investment gains (losses), net of deferred income tax
(expense) benefit of $(33) and $(28) and policyholder
dividend obligation of $(260) and $(119)	62	53

Maximum Future Earnings To Be Recognized From Closed Block
Assets and Liabilities	$340	$355

AXA Equitable's Closed Block revenues and expenses follow:

	2011	2010	2009

	(In Millions)

REVENUES:
Premiums and other income	$354	$365	$382
Investment income (loss) (net of investment expenses of $0, $0 and $1)	438	468	482
Investment gains (losses), net:
Total Other-than-temporary impairment losses	(12)	(31)	(10)
Portion of loss recognized in other comprehensive income (loss)	-	1	-
Net impairment losses recognized	(12)	(30)	(10)
Other investment gains (losses), net	2	7	-
Total investment gains (losses), net	(10)	(23)	(10)
Total revenues	782	810	854

BENEFITS AND OTHER DEDUCTIONS:
Policyholders’ benefits and dividends	757	776	812
Other operating costs and expenses	2	2	2
Total benefits and other deductions	759	778	814

Net revenues, before income taxes	23	32	40
Income tax (expense) benefit	(8)	(11)	(14)
Net Revenues	$15	$21	$26

A reconciliation of AXA Equitable's policyholder dividend obligation follows:

	December 31,
	2011	2010

	(In Millions)

Balances, beginning of year	$119	$-
Unrealized investment gains (losses)	141	119
Balances, End of year	$260	$119

Impaired mortgage loans along with the related investment valuation allowances follows:

	December 31,
	2011	2010

	(In Millions)

Impaired mortgage loans with investment valuation allowances	$61	$62
Impaired mortgage loans without investment valuation allowances	2	3
Recorded investment in impaired mortgage loans	63	65
Investment valuation allowances	(9)	(7)
Net Impaired Mortgage Loans	$54	$58

During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

CONTRACTHOLDER BONUS INTEREST CREDITS	12 Months Ended
Dec. 31, 2011
Contractholder Bonus Interest Credits [Abstract]
CONTRACTHOLDER BONUS INTEREST CREDITS

6)       CONTRACTHOLDER BONUS INTEREST CREDITS

Changes in the deferred asset for contractholder bonus interest credits are as follows:

	December 31,
	2011	2010

	(In Millions)

Balance, beginning of year	$772	$795
Contractholder bonus interest credits deferred	34	39
Amortization charged to income	(88)	(62)
Balance, End of Year	$718	$772

FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
FAIR VALUE DISCLOSURES

7)              FAIR VALUE DISCLOSURES

Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

Fair Value Measurements at December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Assets
Investments:
Fixed maturities, available-for-sale:
Corporate	$7	$22,698	$432	$23,137
U.S. Treasury, government and agency	-	3,948	-	3,948
States and political subdivisions	-	487	53	540
Foreign governments	-	503	22	525
Commercial mortgage-backed	-	-	902	902
Residential mortgage-backed(1)	-	1,632	14	1,646
Asset-backed(2)	-	92	172	264
Redeemable preferred stock	203	813	14	1,030
Subtotal	210	30,173	1,609	31,992
Other equity investments	66	-	77	143
Trading securities	457	525	-	982
Other invested assets:
Short-term investments	-	132	-	132
Swaps	-	177	(2)	175
Futures	(2)	-	-	(2)
Options	-	7	-	7
Floors	-	327	-	327
Swaptions	-	1,029	-	1,029
Subtotal	(2)	1,672	(2)	1,668
Cash equivalents	2,475	-	-	2,475
Segregated securities	-	1,280	-	1,280
GMIB reinsurance contracts	-	-	10,547	10,547
Separate Accounts' assets	83,672	2,532	215	86,419
Total Assets	$86,878	$36,182	$12,446	$135,506

Liabilities
GWBL and other features' liability	-	-	227	227
Total Liabilities	$-	$-	$227	$227

  Includes publicly traded agency pass-through securities and collateralized obligations.
  Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

Fair Value Measurements at December 31, 2010

	Level 1	Level 2	Level 3	Total

	(In Millions)

Assets
Investments:
Fixed maturities, available-for-sale:
Corporate	$7	$21,405	$320	$21,732
U.S. Treasury, government and agency	-	1,916	-	1,916
States and political subdivisions	-	462	49	511
Foreign governments	-	539	21	560
Commercial mortgage-backed	-	-	1,103	1,103
Residential mortgage-backed(1)	-	1,668	-	1,668
Asset-backed(2)	-	98	148	246
Redeemable preferred stock	207	1,112	2	1,321
Subtotal	214	27,200	1,643	29,057
Other equity investments	77	24	73	174
Trading securities	425	81	-	506
Other invested assets:
Short-term investments	-	148	-	148
Swaps	-	40	-	40
Options	-	4	-	4
Floors	-	326	-	326
Swaptions	-	171	-	171
Subtotal	-	689	-	689
Cash equivalents	1,693	-	-	1,693
Segregated securities	-	1,110	-	1,110
GMIB reinsurance contracts	-	-	4,606	4,606
Separate Accounts' assets	89,647	2,160	207	92,014
Total Assets	$92,056	$31,264	$6,529	$129,849

Liabilities
GWBL and other features' liability	$-	$-	$38	$38
Total Liabilities	$-	$-	$38	$38

       (1)       Includes publicly traded agency pass-through securities and collateralized obligations.

       (2)       Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

Level 3 Instruments
Fair Value Measurements

		State and
		Political		Commercial	Residential
		Sub-	Foreign	Mortgage-	Mortgage-	Asset-
	Corporate	divisions	Govts	backed	backed	backed

	(In Millions)

Balance, January 1, 2011	$320	$49	$21	$1,103	$-	$148
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	1	-	-	2	-	-
Investment gains (losses), net	-	-	-	(30)	-	1
Subtotal	1	-	-	(28)	-	1
Other comprehensive income (loss)	(2)	5	(1)	(34)	(1)	2
Purchases	117	-	1	-	-	21
Issuances	-	-	-	-	-	-
Sales	(52)	(2)	-	(139)	(5)	(33)
Settlements	-	-	-	-	-	-
Transfers into Level 3(2)	100	1	1	-	20	33
Transfers out of Level 3(2)	(52)	-	-	-	-	-
Balance, December 31, 2011(1)	$432	$53	$22	$902	$14	$172

Balance, January 1, 2010	$466	$47	$21	$1,490	$-	$217
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	4	-	-	2	-	-
Investment gains (losses), net	6	-	-	(271)	-	1
Subtotal	$10	$-	$-	$(269)	$-	$1
Other comprehensive income (loss)	3	3	-	119	-	14
Purchases/issuances	22	-	-	-	-	-
Sales/settlements	(88)	(1)	-	(237)	-	(40)
Transfers into/out of Level 3(2)	(93)	-	-	-	-	(44)
Balance, December 31, 2010(1)	$320	$49	$21	$1,103	$-	$148

  There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
  Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

	Redeem-					GWBL
	able	Other	Other	GMIB	Separate	and Other
	Preferred	Equity	Invested	Reinsurance	Accounts	Features
	Stock	Investments(1)	Assets	Asset	Assets	Liability

	(In Millions)

Balance, January 1, 2011	$2	$73	$-	$4,606	$207	$38
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	-	-	(2)	-	-	-
Investment gains (losses), net	-	1	-	-	-	-
Increase (decrease) in the fair value
of reinsurance contracts	-	-	-	5,737	17	-
Policyholders' benefits	-	-	-	-	-	170
Subtotal	-	1	(2)	5,737	17	170
Other comprehensive income (loss)	(1)	6	-	-	-	-
Purchases	-	2	-	204	4	19
Issuances	-	-	-	-	-	-
Sales	(2)	(5)	-	-	(11)	-
Settlements	-	-	-	-	(2)	-
Transfers into Level 3(2)	15	-	-	-	-	-
Transfers out of Level 3(2)	-	-	-	-	-	-
Balance, December 31, 2011	$14	$77	$(2)	$10,547	$215	$227

Balance, January 1, 2010	$12	$2	$300	$2,256	$230	$55
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	-	-	-	-	-	-
Investment gains (losses), net	4	-	-	-	(22)	-
Increase (decrease) in the fair value
of reinsurance contracts	-	-	-	2,150	-	-
Policyholders' benefits	-	-	-	-	-	(34)
Subtotal	$4	$-	$-	$2,150	$(22)	$(34)
Other comprehensive income (loss)	-	-	-	-	-	-
Purchases/issuances	-	60	-	200	2	17
Sales/settlements	(14)	(1)	-	-	(8)	-
Transfers into/out of Level 3(2)	-	12	(300)	-	5	-
Balance, December 31, 2010	$2	$73	$-	$4,606	$207	$38

  Includes Trading securities' Level 3 amount.
  Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

	Earnings (Loss)
			Increase
	Net	Investment	(Decrease) in the
	Investment	Gains	Fair Value of		Policy-
	Income	(Losses),	Reinsurance		holders'
	(Loss)	Net	Contracts	OCI	Benefits

	(In Millions)
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:(1)
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$-	$-	$-	$1	$-
State and political subdivisions	-	-	-	5	-
Foreign governments	-	-	-	(1)	-
Commercial mortgage-backed	-	-	-	(40)	-
Asset-backed	-	-	-	2	-
Other fixed maturities, available-for-sale	-	-	-	(2)	-
Subtotal	$-	$-	$-	$(35)	$-
Equity securities, available-for-sale	-	-	-	-	-
Other invested assets	-	-	-	-	-
GMIB reinsurance contracts	-	-	5,941	-	-
Separate Accounts’ assets	-	18	-	-	-
GWBL and other features’ liability	-	-	-	-	(189)
Total	$-	$18	$5,941	$(35)	$(189)

Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:(1)
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$-	$-	$-	$10	$-
State and political subdivisions	-	-	-	2	-
Foreign governments	-	-	-	1	-
Commercial mortgage-backed	-	-	-	92	-
Asset-backed	-	-	-	13	-
Other fixed maturities, available-for-sale	-	-	-	-	-
Subtotal	$-	$-	$-	$118	$-
Equity securities, available-for-sale	-	-	-	-	-
Other invested assets	-	-	-	-	-
GMIB reinsurance contracts	-	-	2,350	-	-
Separate Accounts’ assets	-	(21)	-	-	-
GWBL and other features’ liability	-	-	-	-	17
Total	$-	$(21)	$2,350	$118	$17

  There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

	December 31,
	2011		2010
	Carrying		Carrying
	Value	Fair Value	Value	Fair Value

	(In Millions)
Consolidated:
Mortgage loans on real estate	$4,281	$4,432	$3,571	$3,669
Other limited partnership interests	1,582	1,582	1,451	1,451
Policyholders liabilities:
Investment contracts	2,549	2,713	2,609	2,679
Long-term debt	200	220	200	228
Loans to affiliates	1,041	1,097	1,045	1,101

Closed Blocks:
Mortgage loans on real estate	$1,205	$1,254	$981	$1,015
Other equity investments	1	1	1	1
SCNILC liability	6	6	7	7

GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES	12 Months Ended
Dec. 31, 2011
Gmdb Gmib Gwbl And No Lapse Guarantee Features [Abstract]
GMDB GMIB GWBL AND NO LAPSE GUARANTEE FEATURES

8)       GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

A) Variable Annuity Contracts – GMDB, GMIB and GWBL

The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

  Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

  Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

  Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

  Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

  Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

	GMDB	GMIB	Total

	(In Millions)

Balance at January 1, 2009	$981	$1,980	$2,961
Paid guarantee benefits	(249)	(58)	(307)
Other changes in reserve	355	(364)	(9)
Balance at December 31, 2009	1,087	1,558	2,645
Paid guarantee benefits	(208)	(45)	(253)
Other changes in reserve	386	798	1,184
Balance at December 31, 2010	1,265	2,311	3,576
Paid guarantee benefits	(203)	(47)	(250)
Other changes in reserve	531	1,866	2,397
Balance at December 31, 2011	$1,593	$4,130	$5,723

Related GMDB reinsurance ceded amounts were:

GMDB

(In Millions)

Balance at January 1, 2009	$327
Paid guarantee benefits	(86)
Other changes in reserve	164
Balance at December 31, 2009	405
Paid guarantee benefits	(81)
Other changes in reserve	209
Balance at December 31, 2010	533
Paid guarantee benefits	(81)
Other changes in reserve	264
Balance at December 31, 2011	$716

The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

	Return
	of
	Premium	Ratchet	Roll-Up	Combo	Total

	(Dollars In Millions)
GMDB:
Account values invested in:
General Account	$12,194	$218	$119	$459	$12,990
Separate Accounts	$27,460	$6,878	$3,699	$32,157	$70,194
Net amount at risk, gross	$1,642	$1,400	$2,944	$14,305	$20,291
Net amount at risk, net of
amounts reinsured	$1,642	$879	$2,003	$5,964	$10,488
Average attained age of
contractholders	49.2	63.3	68.7	63.9	53.3
Percentage of contractholders
over age 70	2.8%	27.6%	47.2%	28.5%	10.4%
Range of contractually
specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

GMIB:
Account values invested in:
General Account	N/A	N/A	$26	$583	$609
Separate Accounts	N/A	N/A	$2,479	$43,408	$45,887
Net amount at risk, gross	N/A	N/A	$2,039	$9,186	$11,225
Net amount at risk, net of
amounts reinsured	N/A	N/A	$603	$2,520	$3,123
Weighted average years
remaining until annuitization	N/A	N/A	0.4	5.3	4.9
Range of contractually
specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2011	2010

	(In Millions)
GMDB:
Equity	$46,207	$48,904
Fixed income	3,810	3,980
Balanced	19,525	22,230
Other	652	713
Total	$70,194	$75,827

GMIB:
Equity	$29,819	$31,837
Fixed income	2,344	2,456
Balanced	13,379	15,629
Other	345	370
Total	$45,887	$50,292

C) Hedging Programs for GMDB, GMIB and GWBL Features

Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator® series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

		Reinsurance
	Direct Liability	Ceded	Net

	(In Millions)

Balance at January 1, 2009	$203	$(153)	$50
Other changes in reserves	52	(21)	31
Balance at December 31, 2009	255	(174)	81
Other changes in reserves	120	(57)	63
Balance at December 31, 2010	375	(231)	144
Other changes in reserves	95	(31)	64
Balance at December 31, 2011	$470	$(262)	$208

REINSURANCE AGREEMENTS	12 Months Ended
Dec. 31, 2011
Reinsurance Agreements [Abstract]
REINSURANCE AGREEMENTS

9)       REINSURANCE AGREEMENTS

The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.  The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

The following table summarizes the effect of reinsurance:

	2011	2010	2009

	(In Millions)

Direct premiums	$908	$903	$838
Reinsurance assumed	210	213	202
Reinsurance ceded	(585)	(586)	(609)
Premiums	$533	$530	$431

Universal Life and Investment-type Product Policy Fee Income Ceded	$221	$210	$197
Policyholders' Benefits Ceded	$510	$536	$485
Interest Credited to Policyholders' Account Balances Ceded	$-	$-	$-

Individual Disability Income and Major Medical

Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

	2011	2010	2009

	(In Millions)

Incurred benefits related to current year	$24	$30	$38
Incurred benefits related to prior years	18	10	6
Total Incurred Benefits	$42	$40	$44

Benefits paid related to current year	$15	$12	$13
Benefits paid related to prior years	24	30	34
Total Benefits Paid	$39	$42	$47

SHORT-TERM AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2011
Short Term And Long Term Debt [Abstract]
SHORT-TERM AND LONG-TERM DEBT

10)       SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt consists of the following:

	December 31,
	2011	2010

	(In Millions)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%)	$445	$225
Total short-term debt	445	225

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015	200	200
Total long-term debt	200	200

Total Short-term and Long-term Debt	$645	$425

Short-term Debt

AXA Equitable is a member of the Federal Home Loan Bank of New York (“FHLBNY”), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the “2010 AB Credit Facility”) with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines – a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million (“accordion feature”), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate (“LIBOR”); a floating base rate; or the Federal Funds rate.

On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

Long-term Debt

At December 31, 2011, the Company was not in breach of any long-term debt covenants.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

11)       RELATED PARTY TRANSACTIONS

Loans to Affiliates

In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

Loans from Affiliates

In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

Other Transactions

The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company (“USFL”) totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

	2011	2010	2009

	(In Millions)

Investment advisory and services fees	$865	$809	$644
Distribution revenues	352	339	277
Other revenues - shareholder servicing fees	92	93	90
Other revenues - other	6	5	7
Institutional research services	-	-	1

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

12)       EMPLOYEE BENEFIT PLANS

Pension Plans

AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the “Pension Act”), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

Components of net periodic pension expense for the Company's qualified plans were as follows:

	2011	2010	2009

	(In Millions)

Service cost	$41	$37	$38
Interest cost	122	129	136
Expected return on assets	(120)	(115)	(126)
Net amortization	145	125	95
Plan amendments and additions	-	13	2
Net Periodic Pension Expense	$188	$189	$145

Changes in the Projected Benefit Obligation (“PBO”) of the Company's qualified plans were comprised of:

	December 31,
	2011	2010

	(In Millions)

Projected benefit obligation, beginning of year	$2,424	$2,241
Service cost	30	30
Interest cost	122	129
Actuarial (gains) losses	229	171
Benefits paid	(179)	(170)
Plan amendments and additions	-	23
Projected Benefit Obligation, End of Year	$2,626	$2,424

The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

	December 31,
	2011	2010

	(In Millions)

Pension plan assets at fair value, beginning of year	$1,529	$1,406
Actual return on plan assets	77	106
Contributions	672	202
Benefits paid and fees	(185)	(185)
Pension plan assets at fair value, end of year	2,093	1,529
PBO	2,626	2,424
Excess of PBO Over Pension Plan Assets	$(533)	$(895)

Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

	December 31,
	2011	2010

	(In Millions)

Unrecognized net actuarial (gain) loss	$1,679	$1,554
Unrecognized prior service cost (credit)	7	8
Total	$1,686	$1,562

The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

	December 31,
	2011	2010

	(In Millions)

Fixed Maturities	52.4%	48.5%
Equity Securities	36.3	37.0
Equity real estate	9.3	11.8
Cash and short-term investments	2.0	2.7
Total	100.0%	100.0%

The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk.  These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

December 31, 2011:	Level 1	Level 2	Level 3	Total

Asset Categories	(In Millions)
Fixed Maturities:
Corporate	$-	$797	$-	$797
U.S. Treasury, government and agency	-	275	-	275
States and political subdivisions	-	11	-	11
Other structured debt	-	-	6	6
Common and preferred equity	712	2	-	714
Mutual funds	33	-	-	33
Private real estate investment funds	-	-	4	4
Private real estate investment trusts	-	29	183	212
Cash and cash equivalents	1	1	-	2
Short-term investments	7	32	-	39
Total	$753	$1,147	$193	$2,093

December 31, 2010:	Level 1	Level 2	Level 3	Total

Asset Categories	(In Millions)
Fixed Maturities:
Corporate	$-	$564	$-	$564
U.S. Treasury, government and agency	-	148	-	148
States and political subdivisions	-	9	-	9
Other structured debt	-	-	6	6
Common and preferred equity	410	2	-	412
Mutual funds	115	-	-	115
Derivatives, net	1	6	-	7
Private real estate investment funds	-	-	13	13
Private investment trusts	-	51	163	214
Cash and cash equivalents	6	2	-	8
Short-term investments	2	31	-	33
Total	$534	$813	$182	$1,529

At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

		Private
		Real Estate	Private
	Fixed	Investment	Investment	Common
	Maturities(1)	Funds	Trusts	Equity	Total

	(In Millions)

Balance at January 1, 2011	$6	$13	$163	$-	$182
Actual return on plan assets:
Relating to assets still held
at December 31, 2011	-	3	20	-	23
Purchases/issues	-	-	-	1	1
Sales/settlements	-	(12)	-	(1)	(13)
Transfers into/out of Level 3	-	-	-	-	-
Balance at December 31, 2011	$6	$4	$183	$-	$193

Balance at January 1, 2010	$7	$12	$147	$2	$168
Actual return on plan assets:
Relating to assets still held
at December 31, 2010	(1)	1	16	-	16
Purchases, sales, issues and
settlements, net	-	-	-	(2)	(2)
Transfers into/out of Level 3	-	-	-	-	-
Balance at December 31, 2010	$6	$13	$163	$-	$182

(1)       Includes commercial mortgage- and asset-backed securities and other structured debt.

The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

	2011	2010

Discount rates:
Benefit obligation	4.25%	5.25%
Periodic cost	5.25%	6.00%

Rates of compensation increase:
Benefit obligation and periodic cost	6.00%	6.00%

Expected long-term rates of return on pension plan assets (periodic cost)	6.75%	6.75%

The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

Pension
Benefits

(In Millions)

2012	$201
2013	203
2014	200
2015	199
2016	197
Years 2017-2021	939

Health Plans

The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the “Health Acts”), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act (“MMA”) in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is “actuarially equivalent” to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

SHARE-BASED AND OTHER COMPENSATION PROGRAMS	12 Months Ended
Dec. 31, 2011
Shared Based And Other Compensation Programs [Abstract]
SHARE BASED AND OTHER COMPENSATION PROGRAMS

13)       SHARE-BASED AND OTHER COMPENSATION PROGRAMS

AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the “Stock Option Plan”) and are granted AXA performance units under the AXA Performance Unit Plan (the “Performance Unit Plan”).

Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC (“ACMC”), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. (“AB Holding”) units (“Holding units”) in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for 2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan (“2010 Plan”), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the “Stock Incentive Plan”) is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

	Options Outstanding
	AXA Ordinary Shares		AXA ADRs(3)		AllianceBernstein Holding Units
		Weighted		Weighted		Weighted
	Number	Average	Number	Average	Number	Average
	Outstanding	Exercise	Outstanding	Exercise	Outstanding	Exercise
	(In Millions)	Price	(In Millions)	Price	(In Millions)	Price

Options outstanding at
January 1, 2011	16.3	€22.34	10.0	$19.96	10.2	$41.24
Options granted	2.4	€14.52	-	$-	0.1	$21.75
Options exercised	-	€-	(0.6)	$15.63	(0.1)	$17.05
Options forfeited, net	(0.6)	€21.59	(1.8)	$27.24	(0.8)	$55.66
Options expired	-	-	-	-	(0.4)	$50.59
Options Outstanding at
December 31, 2011	18.1	€19.40	7.6	$18.47	9.0	$39.63
Aggregate Intrinsic
Value(1)		€- (2)		$1.70		$- (2)
Weighted Average
Remaining
Contractual Term
(in years)	4.74		1.83		6.4
Options Exercisable at
December 31, 2011	10.9	€25.35	7.6	$18.48	3.3	36.65
Aggregate Intrinsic
Value(1)		€- (2)		$1.7		$- (2)
Weighted Average
Remaining
Contractual Term
(in years)	4.59		1.82		5.6

  Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

	AXA Ordinary Shares			AllianceBernstein Holding Units
	2011	2010	2009	2011	2010	2009

Dividend yield	7.00%	6.98%	10.69%	5.40%	7.2 - 8.2%	5.2 - 6.1%

Expected volatility	33.90%	36.5%	57.5%	47.30%	46.2 - 46.6%	40.0 - 44.6%

Risk-free interest rates	3.13%	2.66%	2.74%	1.90%	2.2 - 2.3%	1.6 - 2.1%

Expected life in years	6.4	6.4	5.5	6.0	6.0	6.0 - 6.5

Weighted average fair value per
option at grant date	$2.49	$3.54	$2.57	$5.98	$6.18	$3.52

For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the “Equity Plan”), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

The following table summarizes unvested restricted stock activity for 2011.

		Weighted
	Shares of	Average
	Restricted	Grant Date
	Stock	Fair Value

Unvested as of January 1, 2011	391,761	$29.97
Granted	16,665	$14.01
Vested	117,906	$31.64
Forfeited	46,948	-
Unvested as of December 31, 2011	243,572	$30.22

Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options (“tandem SARs/NSOs”) of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722 Stock Appreciation Rights (“SARs”) were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011.The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. “Investment Option A” permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. “Investment Option B” permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares (“AXA Miles”) to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET	Dec. 31, 2011
Net Investment Income Loss And Investment Gains Losses [Abstract]
NET INVESTMENT INCOME LOSS AND INVESTMENT GAINS LOSSES NET

14)       NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

The following table breaks out Net investment income (loss) by asset category:

	2011	2010	2009

	(In Millions)

Fixed maturities	$1,555	$1,616	$1,582
Mortgage loans on real estate	241	231	231
Equity real estate	19	20	6
Other equity investments	116	111	(68)
Policy loans	229	234	238
Short-term investments	5	11	21
Derivative investments	2,374	(284)	(3,079)
Broker-dealer related receivables	13	12	15
Trading securities	(29)	49	137
Other investment income	37	36	14

Gross investment income (loss)	4,560	2,036	(903)

Investment expenses	(55)	(56)	(73)
Interest expense	(3)	(4)	(4)

Net Investment Income (Loss)	$4,502	$1,976	$(980)

For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

Investment gains (losses), net including changes in the valuation allowances are as follows:

	2011	2010	2009

	(In Millions)

Fixed maturities	$(29)	$(200)	$(2)
Mortgage loans on real estate	(14)	(18)	-
Other equity investments	(4)	34	53
Other	-	-	3
Investment Gains (Losses), Net	$(47)	$(184)	$54

There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

	2011	2010	2009

	(In Millions)

Balance attributable to AXA Equitable, beginning of year	$397	$(69)	$(1,271)
Cumulative impact of adoption of new accounting guidance, net of taxes	-	-	(29)
Balance attributable to AXA Equitable, as adjusted	397	(69)	(1,300)
Changes in unrealized investment gains (losses) on investments	907	835	2,494
Impact of unrealized investment gains (losses) attributable to:
Participating group annuity contracts, Closed Blocks policyholder
dividend obligation and other	(131)	(68)	58
Insurance liability loss recognition	(120)	-	-
DAC	(97)	(79)	(533)
Deferred income tax (expense) benefit	(193)	(229)	(722)
Total	763	390	(3)
Less: Changes in unrealized investment (gains) losses attributable to
noncontrolling interest	21	7	(66)
Balance Attributable to AXA Equitable, End of Year	$784	$397	$(69)

Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,782	$875	$33
Other equity investments	2	2	9
Total	1,784	877	42
Impact of unrealized investment gains (losses) attributable to:
Participating group annuity contracts, Closed Blocks policyholder
dividend obligation and other	(270)	(139)	(71)
Insurance liability loss recognition	(120)	-	-
DAC	(202)	(105)	(26)
Deferred income tax (expense) benefit	(421)	(228)	1
Total	771	405	(54)
Less: (Income) loss attributable to noncontrolling interest	13	(8)	(15)
Balance Attributable to AXA Equitable, End of Year	$784	$397	$(69)

INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

15)       INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

	2011	2010	2009

	(In Millions)

Income tax (expense) benefit:
Current (expense) benefit	$40	$(34)	$81
Deferred (expense) benefit	(1,338)	(755)	1,266
Total	$(1,298)	$(789)	$1,347

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2011	2010	2009

	(In Millions)

Expected income tax (expense) benefit	$(1,443)	$(1,137)	$1,153
Noncontrolling interest	(36)	66	105
Separate Accounts investment activity	83	53	72
Non-taxable investment income (loss)	8	15	27
Adjustment of tax audit reserves	(7)	(13)	7
State income taxes	7	(5)	(12)
AllianceBernstein Federal and foreign taxes	(13)	(3)	(6)
Tax settlement	84	99	-
ACMC conversion	-	135	-
Other	19	1	1
Income tax (expense) benefit	$(1,298)	$(789)	$1,347

The Internal Revenue Service (“IRS”) completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction (“DRD”). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the “Treasury”) indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

The components of the net deferred income taxes are as follows:

	December 31, 2011		December 31, 2010
	Assets	Liabilities	Assets	Liabilities

	(In Millions)

Compensation and related benefits	$248	$-	$229	$-
Reserves and reinsurance	-	3,060	-	977
DAC	-	891	-	1,952
Unrealized investment gains or losses	-	418	-	259
Investments	-	1,101	-	800
Alternative minimum tax credits	242	-	241	-
Other	79	-	108	-
Total	$569	$5,470	$578	$3,988

The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2011	2010	2009

	(In Millions)

Balance at January 1,	$434	$577	$477
Additions for tax positions of prior years	337	168	155
Reductions for tax positions of prior years	(235)	(266)	(50)
Additions for tax positions of current year	1	1	1
Settlements with tax authorities	(84)	(46)	(6)
Balance at December 31,	$453	$434	$577

In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income Loss [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME LOSS

16)       ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

	December 31,
	2011	2010	2009

	(In Millions)

Unrealized gains (losses) on investments	$772	$406	$9
Defined benefit pension plans	(1,082)	(1,008)	(968)
Impact of implementing new accounting guidance, net of taxes	-	-	(62)
Total accumulated other comprehensive income (loss)	(310)	(602)	(1,021)
Less: Accumulated other comprehensive (income) loss attributable
to noncontrolling interest	13	(8)	(15)
Accumulated Other Comprehensive Income (Loss) Attributable
to AXA Equitable	$(297)	$(610)	$(1,036)

The components of OCI for the past three years follow:

	2011	2010	2009

	(In Millions)

Net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the year	$879	$646	$2,558
(Gains) losses reclassified into net earnings (loss) during the year	28	189	(2)
Net unrealized gains (losses) on investments	907	835	2,556
Adjustments for policyholders liabilities, DAC, deferred income
taxes and insurance liability loss recognition	(541)	(376)	(1,196)
Change in unrealized gains (losses), net of adjustments	366	459	1,360
Change in defined benefit pension plans	(74)	(40)	(3)
Total other comprehensive income (loss), net of income taxes	292	419	1,357
Less: Other comprehensive (income) loss attributable
to noncontrolling interest	21	7	(66)
Other Comprehensive Income (Loss) Attributable
to AXA Equitable	$313	$426	$1,291

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

17)       COMMITMENTS AND CONTINGENT LIABILITIES

Debt Maturities

At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

Leases

The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

Restructuring

As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

	December 31,
	2011	2010	2009

	(In Millions)

Balance, beginning of year	$11	$20	$60
Additions	79	13	55
Cash payments	(43)	(17)	(88)
Other reductions	(3)	(5)	(7)
Balance, End of Year	$44	$11	$20

During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator® products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the “Real Estate Fund”), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million.  As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

LITIGATION	12 Months Ended
Dec. 31, 2011
Litigation [Abstract]
LITIGATION

18)       LITIGATION

Insurance Litigation

A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“FMG LLC”). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment.  In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

Insurance Regulatory Matters

AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

____________________________________________________________________________

In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

INSURANCE GROUP STATUTORY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2011
Insurance Group Statutory Financial Information [Abstract]
INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

19)       INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve (“AVR”) totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles (“SAP”) and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

	December 31,
	2011	2010	2009

	(In Millions)

Net change in statutory surplus and capital stock	$824	$685	$(39)
Change in AVR	(211)	(291)	289
Net change in statutory surplus, capital stock and AVR	613	394	250
Adjustments:
Future policy benefits and policyholders' account balances	(270)	(61)	(5,995)
DAC	(2,861)	981	646
Deferred income taxes	(1,272)	(1,089)	1,242
Valuation of investments	16	145	(659)
Valuation of investment subsidiary	590	366	(579)
Increase (decrease) in the fair value of the reinsurance contract asset	5,941	2,350	(2,566)
Pension adjustment	111	56	17
Premiums and benefits ceded to AXA Bermuda	(156)	(1,099)	5,541
Shareholder dividends paid	379	300	-
Changes in non-admitted assets	(154)	(64)	29
Other, net	(10)	(55)	(33)
U.S. GAAP adjustments for Wind-up Annuities	-	-	(195)
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable	$2,927	$2,224	$(2,302)

	December 31,
	2011	2010	2009

	(In Millions)

Statutory surplus and capital stock	$4,625	$3,801	$3,116
AVR	220	431	722
Statutory surplus, capital stock and AVR	4,845	4,232	3,838
Adjustments:
Future policy benefits and policyholders' account balances	(2,456)	(2,015)	(1,464)
DAC	3,545	6,503	5,601
Deferred income taxes	(5,357)	(4,117)	(2,953)
Valuation of investments	2,266	1,658	673
Valuation of investment subsidiary	231	(657)	(1,019)
Fair value of reinsurance contracts	10,547	4,606	2,256
Deferred cost of insurance ceded to AXA Bermuda	2,693	2,904	3,178
Non-admitted assets	510	761	1,036
Issuance of surplus notes	(1,525)	(1,525)	(1,525)
Other, net	(459)	(521)	(152)
U.S. GAAP Total Equity Attributable to AXA Equitable	$14,840	$11,829	$9,469

BUSINESS SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
Business Segment Information [Abstract]
BUSINESS SEGMENT INFORMATION

20)       BUSINESS SEGMENT INFORMATION

The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

	2011	2010	2009

	(In Millions)

Segment revenues:
Insurance	$15,140	$8,511	$337
Investment Management(1)	2,750	2,959	2,941
Consolidation/elimination	(18)	(29)	(36)
Total Revenues	$17,872	$11,441	$3,242

  Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

	2011	2010	2009

	(In Millions)

Segment earnings (loss) from continuing operations, before income taxes:
Insurance	$4,284	$2,846	$(3,879)
Investment Management(2)	(164)	400	588
Consolidation/elimination	4	2	(2)
Total Earnings (Loss) from Continuing Operations, before Income Taxes	$4,124	$3,248	$(3,293)

  Net of interest expenses incurred on securities borrowed.

	December 31,
	2011	2010

	(In Millions)

Segment assets:
Insurance	$153,099	$150,158
Investment Management	11,811	11,130
Consolidation/elimination	(2)	(12)
Total Assets	$164,908	$161,276

In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)	12 Months Ended
Dec. 31, 2011
Quarterly Results Of Operations Tables [Abstract]
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

21)       QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 2011 and 2010 are summarized below:

	Three Months Ended
	March 31	June 30	September 30	December 31

	(In Millions)

2011
Total Revenues	$1,311	$3,402	$10,858	$2,301

Earnings (Loss) from Continuing Operations,
Net of Income Taxes, Attributable to AXA Equitable	$(572)	$741	$2,824	$(66)

Net Earnings (Loss), Attributable to AXA Equitable	$(572)	$741	$2,824	$(66)

2010
Total Revenues	$2,133	$5,387	$5,115	$(1,194)

Earnings (Loss) from Continuing Operations,
Net of Income Taxes, Attributable to AXA Equitable	$322	$1,638	$1,783	$(1,519)

Net Earnings (Loss), Attributable to AXA Equitable	$322	$1,638	$1,783	$(1,519)

SUPPLEMENTARY SUMMARY OF INVESTMENT INFORMATION OTHER THAN INVESTMENTS IN RELATED PARTIES SCHEDULE I	12 Months Ended
Dec. 31, 2011
Summary Of Investments Other Than Investments In Related Parties [Abstract]
SUPPLEMENTARY SUMMARY OF INVESTMENT INFORMATION OTHER THAN INVESTMENTS IN RELATED PARTIES SCHEDULE I

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2011

			Carrying
Type of Investment	Cost(A)	Fair Value	Value

	(In Millions)

Fixed Maturities:
U.S. government, agencies and authorities	$3,598	$3,948	$3,948
State, municipalities and political subdivisions	478	540	540
Foreign governments	393	447	447
Public utilities	3,643	4,025	4,025
All other corporate bonds	21,028	22,034	22,034
Redeemable preferred stocks	1,069	998	998
Total fixed maturities	30,209	31,992	31,992

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	18	19	19
Mortgage loans on real estate	4,281	4,432	4,281
Real estate joint ventures	99	N/A	99
Policy loans	3,542	4,700	3,542
Other limited partnership interests and equity investments	1,688	1,688	1,688
Trading securities	1,014	982	982
Other invested assets	2,340	2,340	2,340

Total Investments	$43,191	$46,153	$44,943

  Cost for fixed maturities represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

SUPPLEMENTARY CONDENSED FINANCIAL INFORMATION OF THE PARENT COMPANY ONLY DISCLOSURES SHEDULE II	12 Months Ended
Dec. 31, 2011
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
SUPPLEMENTARY CONDENSED FINANCIAL INFORMATION OF THE PARENT COMPANY ONLY DISCLOSURES SHEDULE II
AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
BALANCE SHEETS (PARENT COMPANY)
DECEMBER 31, 2011 AND 2010

	2011	2010

	(In Millions)

ASSETS
Investment:
Fixed maturities available-for-sale, at fair value (amortized cost of
$30,142 and $28,134, respectively)	$31,922	$29,007
Mortgage loans on real estate	4,281	3,571
Equity real estate, held for the production of income	99	140
Policy loans	3,542	3,580
Investments in and loans to affiliates	2,304	2,434
Trading securities	472	-
Other equity investments	1,446	1,390
Other invested assets	2,334	1,404
Total investments	46,400	41,526
Cash and cash equivalents	2,516	1,413
Deferred policy acquisition costs	3,545	6,503
Amounts due from reinsurers	3,542	3,252
Guaranteed minimum income benefit reinsurance asset, at fair value	10,547	4,606
Other assets	4,782	5,070
Separate Accounts' assets	86,419	92,014

Total Assets	$157,751	$154,384

LIABILITIES
Policyholders' account balances	$26,033	$24,654
Future policy benefits and other policyholders liabilities	21,562	18,931
Broker-dealer related payables	11	5
Short-term and long-term debt	200	200
Income taxes payable	4,385	3,054
Loans from affiliates	1,325	1,325
Other liabilities	2,976	2,372
Separate Accounts' liabilities	86,419	92,014
Total liabilities	142,911	142,555

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized, issued and outstanding	2	2
Capital in excess of par value	5,743	5,593
Retained earnings	9,392	6,844
Accumulated other comprehensive income (loss)	(297)	(610)
Total AXA Equitable's equity	14,840	11,829

Total Liabilities and AXA Equitable's Equity	$157,751	$154,384

The financial information of AXA Equitable Life Insurance Company (“Parent Company”) should be read in conjunction with the Consolidated Financial Statements and Notes thereto.

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF EARNINGS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

	(In Millions)

REVENUES
Universal life and investment-type product policy fee income	$3,312	$3,067	$2,918
Premiums	533	530	431
Net investment income (loss):
Investment income (loss) from derivative instruments	2,369	(269)	(3,079)
Other investment income (loss)	2,186	2,239	1,958
Total net investment income (loss)	4,555	1,970	(1,121)
Investment gains (losses), net:
Total other-than-temporary impairment losses	(36)	(300)	(168)
Portion of loss recognized in other comprehensive income (loss)	4	18	6
Net impairment losses recognized	(32)	(282)	(162)
Other investment gains (losses), net	(10)	51	165
Total investment gains (losses), net	(42)	(231)	3
Equity in earnings (loss) of subsidiaries	55	468	483
Commissions, fees and other income	338	714	601
Increase (decrease) in the fair value of the reinsurance contract asset	5,941	2,350	(2,566)
Total revenues	14,692	8,868	749

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits	4,357	3,079	1,299
Interest credited to policyholders' account balances	999	951	1,004
Compensation and benefits	315	463	755
Commissions	1,212	1,056	1,074
Interest expense	106	106	106
Amortization of deferred policy acquisition costs	3,620	(326)	41
Capitalization of deferred policy acquisition costs	(759)	(655)	(687)
Rent expense	57	56	58
Amortization and depreciation	2	2	63
Premium taxes	43	40	36
Other operating costs and expenses	696	783	373
Total benefits and other deductions	10,648	5,555	4,122

Earnings (loss) from continuing operations, before income taxes	4,044	3,313	(3,373)
Income tax (expense) benefit	(1,218)	(854)	1,427
Earnings (loss) from continuing operations	2,826	2,459	(1,946)
Equity in earnings (losses) from discontinued operations,
net of income taxes	-	-	3
Net Earnings (Loss)	2,826	2,459	(1,943)
Less: net (earnings) loss attributable to the noncontrolling interest	101	(235)	(359)
Net Earnings (Loss) Attributable to AXA Equitable	$2,927	$2,224	$(2,302)

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF CASH FLOWS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

	(In Millions)

Net earnings (loss)	$2,826	$2,459	$(1,946)
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders' account balances	999	951	1,004
Universal life and investment-type policy fee income	(3,312)	(3,067)	(2,918)
Investment gains (losses), net	42	231	(3)
Equity in net earnings of subsidiaries	(55)	(468)	(482)
Dividends from subsidiaries	332	123	121
Change in deferred policy acquisition costs	2,861	(981)	(646)
Change in future policy benefits and other policyholder funds	2,229	1,136	(755)
(Income) loss related to derivative instruments	(2,369)	268	3,079
Change in reinsurance recoverable with affiliate	(242)	(233)	1,486
Change in the fair value of the reinsurance contract asset	(5,941)	(2,350)	2,566
Change in income tax payable	1,250	912	(1,222)
Amortization of reinsurance cost	211	274	318
Amortization and depreciation	83	100	94
Other, net	(190)	(8)	121

Net cash provided by (used in) operating activities	(1,276)	(653)	817

Cash flows from investing activities:
Maturities and repayments	3,427	2,746	2,055
Sales	626	2,863	6,522
Purchases	(7,462)	(6,529)	(8,566)
Cash settlements related to derivative instruments	1,429	(651)	(2,565)
Increase in loans to affiliates	-	-	(250)
Decrease in loans to affiliates	-	3	1
Sale of AXA Equitable Life and Annuity	-	-	-
Change in short-term investments	16	(53)	140
Change in policy loans	38	37	84
Other, net	(44)	(97)	(56)

Net cash provided by (used in) investing activities	(1,970)	(1,681)	(2,635)

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF CASH FLOWS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009 - CONTINUED

	2011	2010	2009

	(In Millions)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	$4,461	$3,187	$3,395
Withdrawals and transfers to Separate Accounts	(821)	(483)	(2,161)
Shareholder dividends paid	(379)	(300)	-
Capital contribution	-	-	439
Change in short-term financings	-	-	-
Change in collateralized pledged liabilities	989	(270)	126
Change in collateralized pledged assets	99	533	(632)
Increase in loans from affiliates	-	-	-

Net cash provided by (used in) financing activities	4,349	2,667	1,167

Change in cash and cash equivalents	1,103	333	(651)

Cash and cash equivalents, beginning of year	1,413	1,080	1,731

Cash and Cash Equivalents, End of Year	$2,516	$1,413	$1,080

Supplemental cash flow information:
Interest Paid	$15	$19	$15

Income Taxes (Refunded) Paid	$15	$(27)	$(20)

SUPPLEMENTARY INSURANCE INFORMATION SCHEDULE III	12 Months Ended
Dec. 31, 2011
Supplementary Insurance Information [Abstract]
SUPPLEMENTARY INSURANCE INFORMATION SCHEDULE III

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2011

			Future Policy	Policy			Amortization
	Deferred		Benefits	Charges	Net	Policyholders'	of Deferred
	Policy	Policyholders'	and other	And	Investment	Benefits and	Policy	Other
	Acquisition	Account	Policyholders'	Premium	Income	Interest	Acquisition	Operating
Segment	Costs	Balances	Funds	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

	(In Millions)

Insurance	$3,545	$26,033	$21,595	$3,845	$4,526	$5,359	$3,620	$1,877
Investment
Management	-	-	-	-	(58)	-	-	2,914
Consolidation/
Elimination	-	-	-	-	34	-	-	(22)
Total	$3,545	$26,033	$21,595	$3,845	$4,502	$5,359	$3,620	$4,769

  Net investment income (loss) is based upon specific identification of portfolios within segments.

  Operating expenses are principally incurred directly by a segment.

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2010

			Future Policy	Policy			Amortization
	Deferred		Benefits	Charges	Net	Policyholders'	of Deferred
	Policy	Policyholders'	and other	And	Investment	Benefits and	Policy	Other
	Acquisition	Account	Policyholders'	Premium	Income	Interest	Acquisition	Operating
Segment	Costs	Balances	Funds	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

	(In Millions)

Insurance	$6,503	$24,654	$18,965	$3,597	$1,943	$4,032	$(326)	$1,959
Investment
Management	-	-	-	-	2	-	-	2,559
Consolidation/
Elimination	-	-	-	-	31	-	-	(31)
Total	$6,503	$24,654	$18,965	$3,597	$1,976	$4,032	$(326)	$4,487

  Net investment income (loss) is based upon specific identification of portfolios within segments.

  Operating expenses are principally incurred directly by a segment.

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2009

	Policy			Amortization
	Charges	Net	Policyholders'	of Deferred
	And	Investment	Benefits and	Policy	Other
	Premium	Income	Interest	Acquisition	Operating
Segment	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

Insurance	$3,349	$(1,147)	$2,302	$41	$1,873
Investment
Management	-	149	-	-	2,353
Consolidation/
Elimination	-	18	-	-	(34)
Total	$3,349	$(980)	$2,302	$41	$4,192

  Net investment income (loss) is based upon specific identification of portfolios within segments.

  Operating expenses are principally incurred directly by a segment.

SUPPLEMENTARY REINSURANCE SCHEDULE IV	12 Months Ended
Dec. 31, 2011
Supplemental Schedule of Reinsurance Premiums for Insurance Companies [Abstract]
SUPPLEMENTARY REINSURANCE SCHEDULE IV

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE IV
REINSURANCE(A)
AT OR FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

			Assumed		Percentage
		Ceded to	from		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

	(Dollars In Millions)

2011
Life Insurance In-Force	$396,304	$101,926	$34,738	$329,116	10.6%

Premiums:
Life insurance and annuities	$815	$521	$195	$489	39.9%
Accident and health	93	64	15	44	34.1%
Total Premiums	$908	$585	$210	$533	39.4%

2010
Life Insurance In-Force	$378,078	$124,959	$37,124	$290,243	17.7%

Premiums:
Life insurance and annuities	$802	$517	$197	$482	40.9%
Accident and health	101	69	16	48	33.3%
Total Premiums	$903	$586	$213	$530	40.2%

2009
Life Insurance In-Force	$353,626	$142,588	$40,005	$251,043	15.9%

Premiums:
Life insurance and annuities	$730	$535	$183	$378	48.4%
Accident and health	108	74	19	53	35.7%
Total Premiums	$838	$609	$202	$431	46.9%

  Includes amounts related to the discontinued group life and health business.